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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of Brooklyn Federal Bancorp, Inc. (the "Company") on Form 10-K for the year ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard
A. Kielty, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  December 29, 2005


/s/ Richard A. Kielty
----------------------------------------------------
Richard A. Kielty
Executive Vice President and Chief Financial Officer


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